UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 24, 2016

FLUOROPHARMA MEDICAL, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	333-151381	20-8325616
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

8 Hillside Avenue, Suite 108 Montclair NJ	07042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 744-1565

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On May 28, 2015 through September 29, 2015, FluoroPharma Medical, Inc. (the “Company”), accepted subscriptions pursuant to a Note and Warrant Purchase Agreement (the “2015 Purchase Agreement”) entered into with certain accredited investors identified therein for the issuance and sale in the private placement (the “2015 Private Placement”) of an aggregate principal amount of $2,780,005 in convertible promissory notes (the “2015 Notes”).

On May 26, 2016, the 2015 Notes were amended to (1) extend the maturity date an additional six months and (ii) increase the interest rate, from 8% to 12%, applied retroactively from the initial issuance date of the Notes.  The Notes were amended in August 2015 to increase the aggregate principal amount to up to $3 million.

The foregoing description of the 2015 Private Placement and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the (i) form of 2015 Purchase Agreement filed as Exhibit 10.1 hereto; (ii) form of 2015 Note issued in the Private Placement filed as Exhibit 4.1 hereto; and (iii) form of Amendment No. 2 to Convertible Promissory Note filed as Exhibit 4.2 hereto.  For a more complete description of the initial terms of the 2015 Private Placement, please see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2015.

On May 24, 2016, the Company consummated an additional closing pursuant to the Note Purchase Agreement dated as of March 23, 2016 (the “2016 Purchase Agreement”), entered into with certain accredited investors identified therein for the issuance and sale in a private placement (the “2016 Private Placement”) of convertible promissory notes (the “2016 Notes”), convertible into shares of common stock.  The Company issued Notes in the aggregate principal amount of $60,000 in connection with this additional closing.

For a more complete description of the terms of the 2016 Private Placement, please see the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 23, 2016.

Item 2.03.  Creation of a Direct Financial Obligation.

The disclosure related to the 2016 Private Placement is set forth under Item 1.01 above is hereby incorporated in its entirety under this Item 2.03.

Item 3.02.  Unregistered Sales of Equity Securities.

As described more fully in Item 1.01 above, the Company consummated the 2016 Private Placement.  The issuance of securities in the 2016 Private Placement was exempt from registration pursuant to Section 4(2) of, and Rule 506 under Regulation D promulgated under, the Securities Act of 1933, as amended.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

4.1*	Form of Note.
4.2	Form of Amendment No. 2 to Convertible Promissory Note.
4.3**	Form of Note.
10.1*	Form of Note and Warrant Purchase Agreement.
10.2**	Form of Note and Warrant Purchase Agreement.

*Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2015.

** Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 23, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLUOROPHARMA MEDICAL, INC

Date: May 31, 2016	By:	/s/ Thomas H. Tulip
	Name:	Thomas H. Tulip
	Title:	President and CEO

EXHIBIT INDEX

Exhibit No.	Description

4.1*	Form of Note.
4.2	Form of Amendment No. 2 to Convertible Promissory Note.
4.3**	Form of Note.
10.1*	Form of Note and Warrant Purchase Agreement.
10.2**	Form of Note and Warrant Purchase Agreement.

*Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 3, 2015.

** Incorporated by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 23, 2016.